UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 23, 2008

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                        (Date of earliest event reported)

                                  ABIOMED, Inc.

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             (Exact name of registrant as specified in its charter)


           Delaware                                   04-2743260
(State or other Jurisdiction                        (IRS Employer
      of Incorporation)                         Identification Number)


                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 646-1400
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (e) On May 23, 2008, our compensation committee made its annual compensation determinations for our executive officers. The committee determined the bonuses for fiscal 2008 performance, the salaries for fiscal 2009 and made the annual equity grants to executive officers. The compensation decisions made with respect to our executive officers who were named executive officers in our most recent proxy statement were as follows:


                                                                               Shares                                 Restricted
                                                 Fiscal        Fiscal         Underlying         Restricted              Stock
                                                  2008          2009         Stock Options         Stock             (Performance
          Executive Officer                       Bonus        Salary     (4 year vesting)    (4 year vesting)          vesting)
          ---------------------------------     ----------    ----------  -----------------   -----------------   ----------------
          Michael R. Minogue,                    $354,000      $371,700             43,333              43,333             43,334
          Chairman, CEO and President
          Daniel J. Sutherby, Chief               $75,000      $236,385             10,000               9,000              6,000
          Financial Officer
          Andrew J. Greenfield, Vice              $75,000      $194,555              9,000              10,000             11,000
          President Healthcare Solutions

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Abiomed, Inc.

                                                 By:   /s/    Daniel J. Sutherby
                                                       -------------------------
                                                       Daniel J. Sutherby
                                                       Chief Financial Officer

Date:  May 30, 2008